Exhibit 10.33

STOCK OPTION PLAN OF

SUNNOVA ENERGY CORPORATION

Sunnova Energy Corporation, a Delaware corporation (the “Company”), hereby adopts this Stock Option Plan of Sunnova Energy Corporation (the “Plan”). The purposes of this Plan are as follows:

(1) To further the growth, development and financial success of the Company and its Subsidiaries (as defined herein), by providing additional incentives to Employees, Consultants and Independent Directors (as such terms are defined below) of the Company and its Subsidiaries who have been or will be given responsibility for the management or administration of the Company’s (or one of its Subsidiaries’) business affairs, by assisting them to become owners of Series B Common Stock (as defined herein), thereby enabling them to benefit directly from the growth, development and financial success of the Company and its Subsidiaries.

(2) To enable the Company (and its Subsidiaries) to obtain and retain the services of the type of professional, technical and managerial Employees, Consultants and Independent Directors considered essential to the long-range success of the Company (and its Subsidiaries) by providing and offering them an opportunity to become owners of Series B Common Stock through the exercise of Options (as defined herein), including, in the case of certain Employees, Options that are intended to qualify as “incentive stock options” under Section 422 of the Code (as defined herein).

ARTICLE I

DEFINITIONS

Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The singular pronoun shall include the plural where the context so indicates.

Section 1.1 “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person where “control” shall have the meaning given such term under Rule 405 of the Securities Act.

Section 1.2 “Board” shall mean the Board of Directors of the Company.

Section 1.3 “Code” shall mean the Internal Revenue Code of 1986, as amended.

Section 1.4 “Committee” shall mean the Committee as provided in Section 6.1.

Section 1.5 “Company” shall mean Sunnova Energy Corporation, a Delaware corporation. In addition, “Company” shall mean any corporation assuming, or issuing new employee stock options in substitution for, Incentive Stock Options outstanding under the Plan in a transaction to which Section 424(a) of the Code applies.

Section 1.6 “Consultant” shall mean any consultant or advisor if: (a) the consultant or advisor renders bona fide services to the Company or any of its Subsidiaries; (b) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or advisor is a natural person who has contracted directly with the Company or any of its Subsidiaries to render such services.

Section 1.7 “Corporate Event” shall mean, as determined by the Committee (or by the Board, in the case of Options granted to Independent Directors) in its sole discretion, any transaction or event described in Section 7.1(a) or any extraordinary or nonrecurring transaction or event affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate of the Company, or any material change in applicable laws, regulations, or accounting principles.

Section 1.8 “Director” shall mean a member of the Board.

Section 1.9 “Eligible Representative” for an Optionee shall mean such Optionee’s personal representative or such other person as is empowered under the deceased Optionee’s will or the then applicable laws of descent and distribution to represent the Optionee hereunder.

Section 1.10 “Employee” shall mean, with respect to any entity, any employee of such entity (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Code).

Section 1.11 “Equity Restructuring” means a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Series B Common Stock (or other securities of the Company) or the share price of Series B Common Stock (or other securities) and causes a change in the per share value of the Series B Common Stock underlying outstanding Options.

Section 1.12 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended

Section 1.13 “Fair Market Value” of a share of Series B Common Stock as of a given date shall be:

(a) the closing price of a share of Series B Common Stock on the principal exchange on which such shares are then trading, if any (or as reported on any composite index which includes such principal exchange), on the most recent trading day prior to such determination date; or

(b) if Series B Common Stock is not traded on an exchange, the mean between the closing representative bid and asked prices for a share of Series B Common Stock on the most recent trading day prior to such determination date as reported by Nasdaq or, if Nasdaq is not then in existence, by its successor quotation system; or

(c) if Series B Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the fair market value of a share of Series B Common Stock as determined in good faith by the Board in its sole discretion.

Section 1.14 “Incentive Stock Option” shall mean an Option that conforms to the applicable provisions of Section 422 of the Code and that is designated as an Incentive Stock Option by the Committee.

Section 1.15 “Independent Director” shall mean a member of the Board who is not an Employee of the Company or any of its Subsidiaries.

Section 1.16 “Initial Public Offering” shall mean the first issuance by the Company of any class of common equity securities that is required to be registered (other than on a Form S-8) under Section 12 of the Exchange Act.

Section 1.17 “Investors Agreement” shall mean that certain Investors Agreement of Sunnova Energy Corporation, by and among the Company and certain other Persons, as it may be amended from time to time, which contains certain restrictions and limitations applicable to the shares of Series B Common Stock acquired upon Option exercise (and/or to other securities of the Company, if any, held by the Optionee during the term of such agreement), the terms of which shall be determined by the Board in its discretion.

Section 1.18 “Non-Qualified Stock Option” shall mean an Option which is not an “incentive stock option” within the meaning of Section 422 of the Code.

Section 1.19 “Officer” shall mean an officer of the Company, as defined in Rule 16a-1(f) under the Exchange Act, as such Rule may be amended from time to time.

Section 1.20 “Option” shall mean an option granted under the Plan to purchase Series B Common Stock. Subject to Section 3.2, an Option shall, as determined by the Committee, be either an Incentive Stock Option or a Non-Qualified Stock Option.

Section 1.21 “Optionee” shall mean an Employee, Consultant or Independent Director to whom an Option is granted under the Plan.

Section 1.22 “Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

Section 1.23 “Plan” shall mean this Stock Option Plan of Sunnova Energy Corporation, as amended from time to time.

Section 1.24 “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

Section 1.25 “Section 409A” shall have the meaning set forth in Section 7.10.

Section 1.26 “Securities Act” shall mean the Securities Act of 1933, as amended.

Section 1.27 “Series B Common Stock” shall mean the non-voting Series B Common Stock of the Company, as more fully described in the Restated Certificate (as defined in the Investors Agreement).

Section 1.28 “Stock Option Agreement” shall have the meaning set forth in Section 4.1.

Section 1.29 “Subsidiary” of any entity shall mean any corporation in an unbroken chain of corporations beginning with such entity if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.30 “Termination of Consultancy” shall mean the time when the engagement of an Optionee as a Consultant to the Company or any of its Subsidiaries is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding a termination where there is a simultaneous commencement of employment with the Company or any of its Subsidiaries. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy.

Section 1.31 “Termination of Directorship” shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including but not by way of limitation, a termination by resignation, failure to be elected or appointed, death or retirement. The Board, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Directorship.

Section 1.32 “Termination of Employment” shall mean the time when the employee-employer relationship between an Optionee and the Company or one of its Subsidiaries, as applicable, is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding a termination where there is a simultaneous reemployment by the Company or one of its Subsidiaries, as applicable. The Committee shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under Section 422(a)(2) of the Code.

ARTICLE II

SHARES SUBJECT TO PLAN

Section 2.1 Shares Subject to Plan. The shares of stock subject to Options shall be shares of Series B Common Stock and upon exercise of an Option such shares shall be subject to the restrictions, terms and conditions set forth in the Investors Agreement. Subject to Section 7.1, the aggregate number of such shares which may be issued upon exercise of Options (including, without limitation, Incentive Stock Options) is 10,524,479 shares of Series B Common Stock.

Section 2.2 Unexercised Options. If any Option (or portion thereof) expires or is canceled without having been fully exercised, the number of shares of Series B Common Stock subject to such Option (or portion thereof), but as to which such Option was not exercised prior to its expiration or cancellation, may again be issued hereunder, subject to the limitations of Section 2.1.

ARTICLE III

GRANTING OF OPTIONS

Section 3.1 Eligibility. Subject to Section 3.2, any (a) Employee of the Company or one of its Subsidiaries; (b) Consultant; or (c) Independent Director shall be eligible to be granted Options.

Section 3.2 Qualification of Incentive Stock Options. Notwithstanding Section 3.1, the Committee may grant Options intended to qualify as Incentive Stock Options only to employees of the Company or any of the Company’s present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code.

Section 3.3 Granting of Options to Employees and Consultants.

(a) The Committee shall from time to time:

(i) select from among the Employees and Consultants of the Company and any of its Subsidiaries (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options;

(ii) determine the number of shares of Series B Common Stock to be subject to such Options granted to such Employees and Consultants and, subject to Section 3.2, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options; and

(iii) determine the terms and conditions of such Options, consistent with the Plan.

(b) Upon the selection of an Employee or Consultant of the Company or any of its Subsidiaries to be granted an Option pursuant to Section 3.3(a), the Committee shall instruct the corporate secretary or another authorized Officer of the Company to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may require as a condition to the grant of an Option to such an Employee or Consultant that such Employee or Consultant surrender for cancellation some or all of the unexercised Options which have been previously granted to him or her. An Option the grant of which is conditioned upon the surrender of unexercised Options may have an exercise price lower (or higher) than the exercise price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, period of exercisability or any other term or condition of the surrendered Option.

Section 3.4 Granting of Option to Independent Directors.

(a) The Board shall from time to time:

(i) select from among the Independent Directors (including those to whom Options have previously been granted under the Plan) such of them as in its opinion should be granted Options;

(ii) determine the number of shares of Series B Common Stock to be subject to such Options granted to such selected Independent Directors; and

(iii) determine the terms and conditions of such Options, consistent with the Plan; provided, however, that all Options granted to Independent Directors shall be Non-Qualified Stock Options.

(b) Upon the selection of an Independent Director to be granted an Option pursuant to Section 3.4(a), the Board shall instruct the corporate secretary or another authorized Officer of the Company to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Board may require as a condition to the grant of an Option to an Independent Director that the Independent Director surrender for cancellation some or all of the unexercised Options which have been previously granted to him or her. An Option the grant of which is conditioned upon such surrender may have an exercise price lower (or higher) than the exercise price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Board deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, period of exercisability or any other term or condition of the surrendered Option.

ARTICLE IV

TERMS OF OPTIONS

Section 4.1 Stock Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as “incentive stock options” within the meaning of Section 422 of the Code.

Section 4.2 Exercisability of Options.

(a) Each Option shall become exercisable according to the terms of the applicable Stock Option Agreement; provided, however, that by a resolution adopted after an Option is granted, the Committee (or the Board, in the case of Options granted to Independent Directors) may, on such terms and conditions as it may determine to be appropriate, accelerate the time at which such Option or any portion thereof may be exercised.

(b) Except as otherwise provided in the applicable Stock Option Agreement or by action of the Committee (or the Board, in the case of Options granted to Independent Directors) following the grant of the Option, (i) no portion of an Option that is unexercisable at Termination of Employment, Termination of Consultancy or Termination of Directorship, as applicable, shall thereafter become exercisable and (ii) the portion of an Option that is unexercisable at Termination of Employment, Termination of Consultancy or Termination of Directorship shall automatically expire on the date of such Termination of Employment, Termination of Consultancy or Termination of Directorship.

(c) To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company or any Subsidiary thereof) exceeds $100,000, such options shall be treated and taxable as Non-Qualified Stock Options. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted, and the stock issued upon exercise of Options shall designate whether such stock was acquired upon exercise of an Incentive Stock Option. For purposes of these rules, the Fair Market Value of stock shall be determined as of the date of grant of the Option granted with respect to such stock.

Section 4.3 Exercise Price. The price of the shares subject to each Option shall be set by the Committee (or the Board, in the case of Options granted to Independent Directors); provided, however, that in the case of an Incentive Stock Option, the price per share shall be not less than one hundred percent (100%) of the Fair Market Value of such shares on the date such Option is granted (or the date such Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and provided, further, that in the case of an Incentive Stock Option granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the price per share shall not be less than one hundred and ten percent (110%) of the Fair Market Value of such shares on the date such Incentive Stock Option is granted (or the date such Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

Section 4.4 Expiration or Options. No Option may be exercised to any extent by anyone after the first to occur of the following events:

(a) the expiration of ten (10) years from the date the Option was granted; or

(b) with respect to an Incentive Stock Option in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the expiration of five (5) years from the date the Incentive Stock Option was granted.

A Stock Option Agreement may provide that an Option may not be exercised after such earlier date as may be set forth in such Stock Option Agreement and, except as limited by the requirements of Section 409A or Section 422 of the Code and the regulations and rulings thereunder, and subject to the first sentence of this Section 4.4, the Committee (or the Board, in the case of Options granted to Independent Directors) may extend the time during which an Option may be exercised in connection with any Termination of Employment, Termination of Consultancy, Termination of Directorship or otherwise.

Section 4.5 At-Will Employment. Nothing in the Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a Consultant for, the Company or any of its Subsidiaries, or shall interfere with or restrict in any way the rights of the Company and any of its Subsidiaries, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Optionee and the Company or any of its Subsidiaries.

ARTICLE V

EXERCISE OF OPTIONS

Section 5.1 Person Eligible to Exercise. During the lifetime of the Optionee, only he or she may exercise an Option (or any portion thereof); provided, however, that the Optionee’s Eligible Representative may exercise such Optionee’s Option during the period of his or her disability (as defined in Section 22(e)(3) of the Code) notwithstanding that an Option so exercised may not qualify as an Incentive Stock Option. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his or her Eligible Representative.

Section 5.2 Partial Exercise. At any time and from time to time prior to the time when the Option becomes unexercisable under the Plan or the applicable Stock Option Agreement, the exercisable portion of an Option may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may, by the terms of the Stock Option Agreement, require any partial exercise to exceed a specified minimum number of shares.

Section 5.3 Manner of Exercise. An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the corporate secretary, the stock plan administrator of the Company or such other person or entity designated by the Committee (or the Board, in the case of Options granted to Independent Directors) of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

(a) notice in writing signed by the Optionee or his or her Eligible Representative, stating that such Option or portion is exercised, and specifically stating the number of shares with respect to which the Option is being exercised;

(b) a copy of the Investors Agreement signed by the Optionee or Eligible Representative, as applicable;

(c) full payment for the shares with respect to which such Option or portion is thereby exercised:

(i) in cash or by personal, certified, or bank cashier check;

(ii) in shares of Series B Common Stock which have been owned by the Optionee for such minimum period of time, if any, as the Committee (or the Board, in the case of Options granted to Independent Directors) may establish, duly endorsed for transfer to the Company with a Fair Market Value on the day prior to the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof;

(iii) except with respect to Incentive Stock Options, in shares of the Series B Common Stock issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the shares with respect to which such Option or portion is thereby exercised;

(iv) following an Initial Public Offering, by delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Series B Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or

(v) in any combination of the consideration listed in this Section 5.3(c);

(d) the payment to the Company (in cash or by personal, certified or bank cashier check or by any other means of payment approved by the Committee) of all amounts necessary to satisfy any and all federal, state and local tax withholding requirements arising in connection with the exercise of the Option;

(e) such representations and documents as the Committee (or the Board, in the case of Options granted to Independent Directors) deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act, Exchange Act and any other federal or state securities laws or regulations. The Committee (or the Board, in the case of Options granted to Independent Directors) may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and in the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4 Conditions to Issuance of Shares. The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Administrator shall determine the methods by which shares shall be delivered or deemed to be delivered to Optionees. Notwithstanding the above, the Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof or make any book entries evidencing such shares prior to fulfillment of all of the following conditions:

(a) the admission of such shares to listing on any and all stock exchanges on which such class of stock is then listed;

(b) the execution by the Optionee and delivery to the Company of the Investors Agreement;

(c) the completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in its sole discretion, deem necessary or advisable;

(d) the obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in its sole discretion, determine to be necessary or advisable; and

(e) the payment to the Company of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option.

Section 5.5 Rights as Stockholders. The holder of an Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until (a) such holder has signed the Investors Agreement and (b) certificates representing such shares have been issued by the Company to such holder or such holder otherwise becomes the record owner of such shares.

Section 5.6 Transfer Restrictions. Shares acquired upon exercise of an Option shall be subject to the terms and conditions of the Investors Agreement. In addition, the Committee (or the Board, in the case of Options granted to Independent Directors), in its sole discretion, may impose further restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on any certificates evidencing such shares. The Committee may require an Employee to give the Company prompt notice of any disposition within two (2) years from the date of granting an Option (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code), or one (1) year after the date of transfer of such shares to such Employee, of shares of stock acquired by exercise of an Incentive Stock Option. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Optionee in such disposition or other transfer. The Committee may direct that any certificates evidencing shares acquired by exercise of an Incentive Stock Option refer to such requirement.

ARTICLE VI

ADMINISTRATION

Section 6.1 Committee. Prior to an Initial Public Offering, unless and until the Board delegates administration of the Plan to the Compensation Committee of the Board, the Plan shall be administered by the full Board, and for such purposes, the term “Committee” as used in this Plan shall be deemed to refer to the Board. Following an Initial Public Offering, if any, the full Board shall administer the Plan unless and until there is appointed a Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan). Unless otherwise determined by the Board, following an Initial Public Offering, the

Compensation Committee shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a “non-employee director” as defined by Rule I 6b-3 and an “outside director” for purposes of Section 162(m) of the Code. Except as otherwise provided in the Company’s articles of incorporation, certificate of incorporation, bylaws or similar organizational documents or the Compensation Committee’s charter or similar organizational documents, or as otherwise required by applicable law, (a) appointment of Compensation Committee members shall be effective upon acceptance of appointment, (b) Compensation Committee members may resign at any time by delivering written notice to the Board and (c) vacancies in the Compensation Committee may be filled by the Board in its sole discretion. Any action required or permitted to be taken by the Committee hereunder or under any Stock Option Agreement may be taken by the Board, except any actions with respect to matters that under Rule 16b-3 under the Exchange Act or any successor rule, or Section 162(m) of the Code, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the shares of Series B Common Stock are listed, quoted or traded are required to be determined in the sole discretion of the Compensation Committee.

Section 6.2 Delegation of Authority. The Committee may, but need not, from time to time delegate some or all of its authority to grant Options under the Plan to a committee or subcommittee consisting of one or more members of the Committee or of one or more Officers of the Company; provided, however, that the Committee may not delegate its authority to grant Options to individuals (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (b) whose compensation the Committee determines is, or may become, subject to the deduction limitations set forth in Section 162(m) of the Code or (c) who are Officers of the Company who are delegated authority by the Committee hereunder; provided further that any delegation of administrative authority shall be permitted only to the extent it is permissible under the Committee’s charter or other organizational documents and applicable law. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or that are otherwise included in the applicable organizational documents of the Committee, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 6.2 shall serve in such capacity at the pleasure of the Committee.

Section 6.3 Duties and Powers of the Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the terms and conditions applicable to “incentive stock options” within the meaning of Section 422 of the Code. All determinations and decisions made by the Committee under any provision of the Plan or of any Option granted thereunder shall be final, conclusive and binding on all persons.

Section 6.4 Compensation, Professional Assistance, Good Faith Actions. The members of the Committee shall receive such compensation, if any, for their services hereunder as may be determined by the Board. All expenses and liabilities incurred by the members of the Committee or the Board in connection with the administration of the Plan shall be borne by the Company. The Committee or the Board may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee and the Board in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee and the Board shall be fully protected by the Company with respect to any such action, determination or interpretation.

ARTICLE VII

OTHER PROVISIONS

Section 7.1 Changes in Series B Common Stock: Disposition of Assets and Corporate Events.

(a) Subject to Section 7.1(e), in the event that the Committee (or the Board, in the case of Options granted to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Series B Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Series B Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Series B Common Stock or other securities of the Company, or other similar corporate transaction or event (other than an Equity Restructuring), in the Committee’s sole discretion (or in the case of Options granted to Independent Directors, the Board’s sole discretion), affects the Series B Common Stock such that an adjustment is determined by the Committee (or the Board, in the case of Options granted to Independent Directors) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of:

(i) the number and kind of shares of Series B Common Stock (or other securities or property) with respect to which Options may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued);

(ii) the number and kind of shares of Series B Common Stock (or other securities or property) subject to outstanding Options;

(iii) the exercise price with respect to any Option; and

(iv) the terms and conditions of outstanding Options, including any financial or other “targets” specified in each Stock Option Agreement for determining the exercisability of Options.

(b) Subject to Section 7.1(e) and the terms of outstanding Stock Option Agreements, upon the occurrence of a Corporate Event (other than an Equity Restructuring), the Committee (or the Board, in the case of Options granted to Independent Directors), in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option or by action taken prior to the occurrence of such Corporate Event, is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options granted to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option under this Plan, to facilitate such Corporate Event or to give effect to such changes in laws, regulations or principles:

(i) To provide for the termination of any such Option in exchange for an amount of cash, securities and/or other property with a value equal to the amount that could have been attained upon the exercise of the vested portion of such Option (and such additional portion of the Option as the Board or Committee may determine) immediately prior to the occurrence of such transaction or event (and, for the avoidance of doubt, if as of the date of the occurrence of such transaction or event, the Committee (or the Board, in the case of Options granted to Independent Directors) determines in good faith that no amount would have been obtained upon the exercise of such Option, then the Option may be terminated by the Company without payment);

(ii) To replace the Option with other rights or property of not less than equal intrinsic value selected by the Board or Committee;

(iii) To provide that the Option (or any portion thereof) cannot be exercised after such event;

(iv) To provide that for a specified period of time prior to such Corporate Event, such Option shall be exercisable as to all shares covered thereby or a specified portion of such shares, notwithstanding anything to the contrary in this Plan or the applicable Stock Option Agreement;

(v) To provide that upon the Corporate Event, such Option (or any portion thereof) shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof (including without limitation any common parent of the Company and any other company or companies), or shall be substituted for by similar options, rights or awards of not less than equal intrinsic value covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof (including without limitation any common parent of the Company and any other company or companies), with appropriate adjustments as to the number and kind of shares and exercise prices, as determined by the Board or the Committee; and

(vi) To make adjustments in the number and type of shares of Series B Common Stock (or other securities or property) subject to outstanding Options (or any portion thereof) and/or in the terms and conditions of (including the exercise price), and the criteria included in, outstanding Options and Options which may be granted in the future.

(c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Section 7.1(a) and Section 7.1(b):

(i) The number and type of securities subject to each outstanding Option, and the exercise price thereof, shall be equitably adjusted so that the intrinsic value of each such Option and the proportionate interest represented thereby immediately after the Equity Restructuring will equal the intrinsic value of such Option and the proportionate interest represented thereby immediately prior to such Equity Restructuring. The adjustments provided under this Section 7.1(c)(i) shall be nondiscretionary and shall be final and binding on the affected Optionees and the Company; and

(ii) The Committee (or the Board, in the case of Options granted to Independent Directors) shall make such proportionate adjustments, if any, as the Committee (or the Board, in the case of Options granted to Independent Directors) in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan.

(d) Subject to Section 7.1(e), the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its sole discretion, include such further provisions and limitations in any Stock Option Agreement as it may deem equitable and in the best interests of the Company and its Affiliates.

(e) With respect to Incentive Stock Options, no adjustment or action described in this Section 7.1 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or any successor provisions thereto, unless the Committee determines that the Plan and/or the Options are not to comply with Section 422(b)(1) of the Code. No adjustment or action described in this Section 7.1 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause an Option to fail to be exempt from or comply with Section 409A, except as otherwise determined by the Committee (or the Board, in the case of Options granted to Independent Directors).

Section 7.2 Options Not Transferable. No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.2 shall prevent transfers by will or by the applicable laws of descent and distribution.

Section 7.3 Amendment, Suspension or Termination of the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without stockholder approval within twelve (12) months before or after such action, no action of the Board or the Committee may, except as provided in Section 7.1, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options, reduce the minimum exercise price requirements of Section 4.3, or extend the limit imposed in this Section 7.3 on the period during which Options may be granted. Except as provided by Section 7.1, neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the expiration of ten (10) years from the date the Plan is adopted by the Board.

Section 7.4 Effect of Plan Upon Other Option and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or its Affiliates. Nothing in this Plan shall be construed to limit the right of the Company or its Affiliates (a) to establish any other forms of incentives or compensation for directors or employees of the Company or its Affiliates, or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 7.5 Approval of Plan by Stockholders. This Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of this Plan. No Option may be exercised to any extent by anyone unless and until the Plan is so approved by the stockholders, and if such approval has not been obtained by the end of said twelve (12) month period, the Plan and all Options theretofore granted shall thereupon be canceled and become null and void.

Section 7.6 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

Section 7.7 Conformity to Securities Laws. The Plan is intended to conform to the extent necessary with all provisions of (a) the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and (b) any applicable state and local securities laws and any and all regulations and rules promulgated by any applicable state or local regulatory authority thereunder, in each case to the extent the Company or any Optionee is subject to the provisions thereof. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 7.8 Governing Law. To the extent not preempted by federal law, the Plan shall be construed in accordance with and governed by the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof, or principles of conflicts of law of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

Section 7.9 Severability. In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

Section 7.10 Section 409A. To the extent applicable, the Plan and Stock Option Agreements shall be interpreted in accordance with Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the date hereof (collectively, “Section 409A”). Notwithstanding any provision of the Plan to the contrary, if at any time the Committee determines that any Option (or any portion thereof) may be subject to Section 409A, the Committee shall have the right in its sole discretion (without any obligation to do so or to indemnify any Optionee or any other Person for failure to do so) (a) to adopt such amendments to the Plan or the applicable Stock Option Agreement or adopt such other policies and procedures (including amendments, policies and procedures with retroactive effect) that it determines are necessary or appropriate to preserve the intended tax treatment of the benefits provided with respect to the Option, to preserve the economic benefits thereof or to avoid less favorable accounting or tax consequences for the Company and/or (b) to take any other actions that it determines are necessary or appropriate to exempt the Option from Section 409A or to comply with the requirements of Section 409A and thereby avoid the application of penalty taxes thereunder. Notwithstanding anything herein to the contrary, no provision of the Plan shall be interpreted or construed to transfer any liability for failure to comply with the requirements of Section 409A from any Optionee or any other Person to the Company or any of its Affiliates, employees or agents.

* * * * *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Sunnova Energy Corporation as of March 16, 2016.

Executed as of March 16, 2016.

SUNNOVA ENERGY CORPORATION

By:	/s/ Jordan Kozar
Name: Jordan Kozar
Title: Chief Financial Officer

[Stock Option Plan of Sunnova Energy Corporation]

SUNNOVA ENERGY CORPORATION

STOCK OPTION PLAN

CALIFORNIA SUPPLEMENT

The Committee has adopted this supplement for purposes of satisfying the requirements of Section 25102(o) of the California Corporations Code and the regulations issued thereunder (“Section 25102(o)”). Notwithstanding anything to the contrary contained in the Plan and except as otherwise determined by the Committee, the provisions set forth in this supplement shall apply to all Options granted under the Plan to an Optionee who is a resident of the State of California on the date of grant (a “California Optionee”) and which are intended to be exempt from registration in California pursuant to Section 25102(o). This supplement shall not apply to Options granted to California Optionees on or after an Initial Public Offering. Definitions in the Plan are applicable to this supplement.

1. Additional Limitations On Options.

(a) Maximum Duration of Options. No Options granted to California Optionees will be granted for a term in excess of ten (10) years.

(b) Minimum Exercise Period Following Termination. Unless a California Optionee’s employment or service relationship is terminated for Cause (as defined in the Investors Agreement), in the event of termination of such Optionee’s employment or service relationship, to the extent required by applicable law, he or she shall have the right to exercise an Option, to the extent that he or she was otherwise entitled to exercise such Option on the date employment terminated, as follows: (i) at least six (6) months from the date of termination, if termination was caused by such Optionee’s death or Disability (as defined in the Investors Agreement) and (ii) at least thirty (30) days from the date of termination, if termination was caused other than by such Optionee’s death or Disability.

(c) The terms of all Options granted to California Optionees shall comply, to the extent applicable, with Section 260.140.41 or Section 260.140.42 of the California Code of Regulations.

2. Adjustments. The Committee will make such adjustments to an Option held by a California Optionee as may be required by Section 260.140.41 or Section 260.140.42 of the California Code of Regulations.

3. Additional Requirement To Provide Information To California Optionees. To the extent required by Section 260.140.46 of the California Code of Regulations (or any successor provision thereto), the Company shall provide to each California Optionee and to each California Optionee who acquires Series B Common Stock pursuant to the Plan, not less frequently than annually, copies of annual financial statements (which need not be audited). The Company shall not be required to provide such statements to key persons whose duties in connection with the Company assure their access to equivalent information. In addition, this information requirement shall not apply to the Plan to the extent that it complies with all conditions of Rule 701 of the Securities Act (“Rule 701”) as determined by the Committee; provided that for purposes of determining such compliance, any registered domestic partner shall be considered a “family member” as that term is defined in Rule 701.

4. Stockholder Approval; Additional Limitations On Timing Of Awards. The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s adoption of the Plan. Options may be granted or awarded prior to such stockholder approval; provided that no Option granted to a California Optionee shall become exercisable, vested or realizable, as applicable to such Option, unless the Plan has been approved by the Company’s stockholders within twelve (12) months before or after the date the Plan was adopted by the Committee; and provided, further, that if such approval has not been obtained at the end of said twelve (12)-month period, all Options previously granted or awarded under the Plan to California Optionees shall thereupon be canceled and become null and void.